UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2012

(Exact Name of Registrant as Specified in Charter)

OHIO	001-11302	34-6542451
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

On January 12, 2012, KeyCorp announced that its wholly-owned subsidiary, KeyBank National Association (“KeyBank”), executed a purchase and assumption agreement to acquire 37 retail banking branches currently owned by HSBC Bank USA, N.A. (“HSBC”) located in Buffalo and Rochester, New York, from First Niagara Bank, N.A. The branches are being sold by First Niagara, N.A. in connection with its acquisition of HSBC’s upstate New York banking franchise.

A copy of the press release announcing the event described is “furnished” as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 8.01. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference in any filing of KeyCorp under the Securities Act of 1933, as amended.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1	KeyCorp press release announcing KeyBank’s acquisition of 37 retail banking branches located in Buffalo and Rochester, New York

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP
(Registrant)

Date: January 12, 2012	/s/ Paul N. Harris
By: Paul N. Harris
General Counsel and Secretary

Index to Exhibits

Exhibit Number	Description

99.1	KeyCorp press release announcing KeyBank’s acquisition of 37 retail banking branches located in Buffalo and Rochester, New York